Subsidiaries	12 Months Ended
Dec. 31, 2022
Disclosure of subsidiaries [abstract]
Subsidiaries
Note 11 – Subsidiaries

A.	Investments

OPC Energy Ltd.

OPC is a publicly-traded company whose securities are listed on the TASE. OPC is engaged in three reportable segments:

i.
generation and supply of electricity and energy (electricity, steam and charging services for electric vehicles) in Israel to private customers, Israel Electric Company (“IEC”) and Noga – The Israel Independent System Operator Ltd. (“System Operator” or “Noga’), including initiation, development, construction and operation of power plants and facilities for energy generation;

ii.	generation and supply of electricity and energy in the United States using renewable energy, including development, construction and management of renewable energy power plants; and
iii.
generation and supply of electricity and energy in the United States using conventional (natural gas) power plants, including development, construction and management of conventional energy power plants in the United States.

In 2022, CPV Group supplied retail electricity sale activities that complement its electricity generation activity through CPV Group.

OPC manages most of its operations in Israel through OPC Power Plants, and its operations in the United States through CPV Group, of which 70% is indirectly held by OPC.

Material subsidiaries

Set forth below are details regarding OPC’s material subsidiaries:

			Ownership interest as at December 31
	Note	Main location of company's activities	2022	2021
OPC Power Plants Ltd. (formerly OPC Israel Energy Ltd.)	11.A. 1	Israel	100%	100%
CPV Group LP	11.A. 2	USA	70%	70%

1.	OPC Power Plants Ltd. (“OPC Power Plants”)

OPC Power Plants (formerly OPC Israel Energy Ltd.), holds most of OPC’s businesses in Israel, such as OPC’s interests in OPC Rotem, OPC Hadera, OPC Tzomet and OPC Sorek 2.

a.	OPC Rotem Ltd. (“OPC Rotem”)

OPC Rotem operates the Rotem Power Plant located in the Rotem Plain. Its operations commenced on July 6, 2013, and OPC Rotem has a license which allows it to produce and sell electricity for a period of 30 years from that date. As at December 31, 2022, OPC Power Plants held 80% interest in OPC Rotem with the remaining 20% is held by Veridis Power Plants Ltd. (“Veridis”). Subsequent to the year-end, OPC Rotem became a wholly-owned subsidiary of OPC Power Plants. Refer to Note 30 for further details.

b.	OPC Hadera Ltd. (“OPC Hadera”)

OPC Hadera holds a permanent power generation license using cogeneration technology for the Hadera Power Plant (i.e. generating both electricity and steam), with 144 MW installed capacity, and a supply license. The generation license has a validity of 20 years, and may be extended for an additional 10 years subject to regulatory approval. OPC Hadera owns the Energy Center (boilers and turbines on the premises of Infinya Ltd. (“Infinya”)). The Energy Center operates as a back-up for the supply of steam.

OPC Hadera supplies all the electricity and steam needs of Infinya, which is located adjacent to the Hadera Power Plant, for a contracted period of 25 years, through the Hadera Power Plant and the Energy Center, which serves as a back-up for the supply of steam. In October 2021 the Hadera Power Plant was connected to Infinya by way of a direct electricity line.

c.	Tzomet Energy Ltd. (“OPC Tzomet”)

In April 2019, OPC Tzomet received a conditional license for construction of the Tzomet power plant. In December 2019, OPC Tzomet received tariff approval from the IEA for the power plant. Under the tariff approval, the commercial operation date is expected to be 36 months from the completion of financial closing as described above. Subject to completion of the power plant and receipt of a permanent generation license, OPC Tzomet will be entitled to tariffs in respect of sale of availability and energy to the System Operator for a period of twelve months commencing from the date of receipt of the permanent generation license. It is noted that the connection study OPC Tzomet received included approval of a reduced availability tariff in 2023, pursuant to the decision of the IEA.

Lease of OPC Tzomet land

In January 2020, Israel Lands Authority (“ILA”) approved allotment of an area measuring about 8.5 hectares for the construction of the Tzomet Power Plant (hereinafter in this Section – the “Land”). ILA signed a development agreement with Kibbutz Netiv Halamed Heh (hereinafter – the “Kibbutz”) in connection with the Land, which is valid up to November 5, 2024 (hereinafter – the “Development Agreement”), which after fulfilment of its conditions a lease agreement will be signed for a period of 24 years and 11 months from approval of the transaction, i.e. up to November 4, 2044. Tzomet Netiv Limited Partnership (“Joint Company’) own the rights in the Land, and the composition is as follows i) General Partner of the Tzomet Netiv Limited Partnership holds 1%, in which the Kibbutz and OPC Tzomet hold 26% and 74% respectively, ii) Limited partners hold 99%, where the Kibbutz (26%) and OPC Tzomet (73%) hold rights as limited partners.

In February 2020, an updated lease agreement was also signed whereby the Joint Company, as the owner of the Land, will lease the Land to OPC Tzomet, for the benefit of the project.

In January 2020, a financial specification was received from ILA in respect of the capitalization fees, whereby value of the Land (not including development expenses) of about NIS 207 million (approximately $60 million) (not including VAT) was set (hereinafter – “the Initial Assessment”). OPC Tzomet, on behalf of the Joint Company, arranged payment of the Initial Assessment in January 2020 at the rate of 75% of amount of the Initial Assessment and provided through OPC, the balance, at the rate of 25% as a bank guarantee in favor of ILA. In January 2021, a final assessment was received from ILA where the value of the usage fees in the land for a period of 25 years, to construct a power plant with a capacity of 396 MW was NIS 200 million (approximately $62 million) (the “Final Assessment”). In March 2021, a reimbursement of NIS 7 million (approximately $2 million), which included linkage differences and interest in respect of the difference between capitalized fees paid and the Final Assessment amount, was received. In addition, the bank guarantee was also reduced by the amount of 25% of said difference.

In February 2021, the Joint Company submitted a legal appeal regarding the Final Assessment amount, which the ILA dismissed in August 2021. In November 2021, the Joint Company filed an assessor objection.

As at December 31, 2022, the amounts paid in respect of the land was classified in the consolidated statement of financial position under “Right‑of‑use assets, net”. The unpaid balance of the Initial Assessment of approximately NIS 4 million (approximately $2 million) [2021: NIS 52 million (approximately $17 million)] was classified in the consolidated statement of financial position as at December 31, 2022 as current maturities of lease liabilities.

d.	OPC Sorek 2 Ltd. (“OPC Sorek 2”)

In May 2020, OPC Sorek 2 signed an agreement with SMS IDE Ltd., which won a tender of the State of Israel for construction, operation, maintenance and transfer of a seawater desalination facility on the “Sorek B” site (the “Sorek B Desalination Facility”), where OPC Sorek 2 will construct, operate and maintain an energy generation facility (“Sorek B Generation Facility) with a generation capacity of about 87 MW on the premises of the Sorek 2 Desalination Facility, and will supply the energy required for the Sorek B Desalination Facility for a period of 25 years after the operation date of the Sorek B Desalination Facility. At the end of the aforesaid period, ownership of the Sorek B Generation Facility will be transferred to the State of Israel. OPC undertook to construct the Sorek B Generation Facility within 24 months from the date of approval of the National Infrastructure Plan (approved in November 2021), and to supply energy at a specific scope of capacity to the Sorek B Desalination Facility.

Establishment of the Sorek B Generation Facility is contingent on, among other things, completion of the planning and/or licensing processes and receipt of approval with respect to the ability to output electricity from the site, which as at the submission date of the report had not yet been received.

e.	Additional subsidiaries in Israel

OPC Holdings Israel Ltd. (“OPC Holdings Israel”)

In May 2022, OPC formed a new subsidiary, OPC Holdings Israel and entered into an investment and share exchange transaction with Veridis to hold and operate all of OPC’s business activities in the energy and electricity generation and supply sectors in Israel (“Veridis Transaction”). Refer to Note 30 for further details.

OPC Operations Ltd. (“Hadera Operations Company”)

In July 2016, OPC Hadera engaged in an agreement for the ongoing operation and maintenance of the Hadera Power Plant with Hadera Operations Company, for a period of 20 years from the date of commencement of commercial operation. Under the engagement, Hadera Operations Company undertook to provide services to the Hadera Power Plant in the construction, maintenance and operation of Hadera Power Plant after its commercial operation. In October 2019, OPC provided a corporate execution guarantee of NIS 21 million (approximately $6 million) to secure the commitments of Hadera Operations Company towards OPC Hadera.

AGS Rotem Ltd. (“Rotem 2”)

Rotem 2 is a privately-held company that is advancing the construction of a power plant on land adjacent to the Rotem Power Plant. As at December 31, 2022, OPC held 80% of the issued and paid up share capital of Rotem 2 and the remaining shares of Rotem 2 are held by Veridis. Subsequent to the year-end, Rotem 2 is a wholly-owned subsidiary of OPC Holdings Israel. Refer to Note 30 for further details.

OPC Gas Limited Partnership (“OPC Gas”)

OPC Gas is a limited partnership that, as part of the Group's energy production and supply activity, supplies natural gas for OPC’s needs, including for OPC’s projects to establish energy generation facilities at the consumer's premises, as well as selling natural gas to third parties.

OPC Hadera Expansion Ltd. (“OPC Hadera 2”)

OPC Hadera 2 is involved in the construction of a power plant for the generation of electricity using natural gas on land owned by Infinya located adjacent to the Hadera Power Plant. OPC Hadera 2 entered into an agreement with Infinya to lease a 6.8 hectares plot near the Hadera Power Plant, which had its lease option extended in December 2022 by 5 years. In December 2022, NIS 8 million (approximately $2 million) was paid to Infinya for the exercise of the option.

Gnrgy Ltd. (“Gnrgy”)

Gnrgy is a private company offering electric vehicles charging services. In April 2021, OPC entered into an agreement to purchase an interest in Gnrgy, whose business focuses on e-mobility charging stations. Pursuant to the purchase agreement, in May 2021 OPC acquired a 27% interest for a consideration of NIS 25 million (approximately $8 million), and in December 2021 acquired a further 24% interest for a consideration of NIS 42 million (approximately $14 million), of which NIS 13 million (approximately $4 million) was paid in installments bearing 5% additional interest. As at December 31, 2022, OPC held a 51% (2021: 51%) interest in Gnrgy.

Gnrgy's founder retained the remaining interests in Gnrgy and entered into a shareholders’ agreement with OPC, which among other things gave OPC an option to acquire a 100% interest in Gnrgy (the “Purchase Option”). The exercise price of the Purchase Option will be derived from the fair value of Gnrgy on the exercise date, assuming an agreed‑to rate, but no less than a price based on the value of the original transaction. The exercise period of the Purchase Option will be the period of time determined after approval of Gnrgy’s financial statements for each of the years 2024 through 2026.

To the extent the entire exercise period of the Purchase Option passes without OPC exercising the Purchase Option, and on the assumption that no capital investments have been made in Gnrgy so as to dilute the founder’s share and subject to additional conditions stipulated in the shareholders’ agreement, the founder has an option to acquire shares of Gnrgy from OPC such that after the acquisition, he will hold 2% more than OPC in Gnrgy’s share capital, and will once again become the controlling shareholder of Gnrgy. In addition, to the extent OPC does not exercise the Purchase Option within the first period for exercise of the Purchase Option, and the founder will hold less than 15% of Gnrgy’s share capital, the founder will have an option to require OPC purchase his shares based on the fair value that will be determined in accordance with that stated in the shareholders’ agreement at a discount rate as provided in the agreement.

In July 2021, Gnrgy received a virtual supply license.

2.	CPV Group LP (“CPV Group”)

CPV Group is engaged in the development, construction and management of power plants using renewable energy and conventional energy (power plants running on natural gas of the advanced‑generation combined‑cycle type) in the United States. The CPV Group holds rights in active power plants that it initiated and developed – both in the area of conventional energy and in the area of renewable energy. In addition, through an asset management group the CPV Group is engaged in provision of management services to power plants in the United States using a range of technologies and fuel types, by means of signing asset‑management agreements, usually for short to medium periods. Refer to Note 9.C for further details on associates of CPV Group.

3.	OPC Power Ventures LP (“OPC Power”)

In October 2020, OPC signed a partnership agreement (the “Partnership Agreement” and the “Partnership”, where applicable) with three financial entities to form OPC Power, whereby the limited partners in the Partnership are OPC which holds a 70% interest, Clal Insurance Group which holds a 12.75% interest, Migdal Insurance Group which holds a 12.75% interest, and a corporation from Poalim Capital Markets which holds a 4.5% interest.

The General Partner of the Partnership, a wholly-owned company of OPC, will manage the Partnership’s business as its General Partner, with certain material actions (or which may involve a conflict of interest between the General Partner and the limited partners), requiring approval of a majority a of special majority (according to the specific action) of the institutional investors which are limited partners. The General Partner is entitled to management fees and success fees subject to meeting certain achievements.

OPC also entered into an agreement with entities from the Migdal Insurance Group with respect to their holdings in the Partnership, whereby OPC granted said entities a put option, and they granted OPC a call option (to the extent that the put option is not exercised), which is exercisable after 10 years in certain circumstances.

The total investment undertakings and provision of shareholders’ loans provided by all partners under the Partnership Agreement pro rata to the holdings discussed above is $1,215 million. The amount is designated for acquisition of all the rights in the CPV Group and for financing additional investments.

In 2021, OPC and the holders of the non-controlling interests provided OPC Power in partnership capital and loans of approximately $657 million and $204 million respectively. The loans are denominated in dollars and bear interest at an annual rate of 7%. The loan principal is repayable at any time, but not later than January 2028. The accrued interest is to be paid on a quarterly basis. To the extent the payment made by OPC Power is lower than the amount of the accrued interest, the payment in respect of the balance will be postponed to the next quarter, but not later than January 2028. In January 2021, the loans and rights of OPC Power were subsequently transferred to ICG Energy, Inc. OPC Power holds 99.99% of the CPV Group, and the remaining interest is held by the General Partner of the Partnership.

In 2022, the Limited Partners in the Partnership provided OPC Power with equity investments totaling $122 million (NIS 409 million) and provided it with loans for a total amount of $38 million (NIS 127 million), respectively, each in accordance with its proportionate share. As December 31, 2022, total investments in the Partnership’s equity and the outstanding balance of the loans (including accrued interest) amount to $779 million (approximately NIS 2,741 million), and $271 million (approximately NIS 953 million), respectively. Subsequent to the reporting date, further investments in equity and shareholders’ loans totaling NIS 370 million ($103 million) and NIS 115 million ($32 million), respectively, were advanced. As at the date of the approval of the financial statements, the total balance of investment undertakings and shareholders’ loans of all partners is estimated at $135 million (NIS 475 million).

4.	Acquisition of CPV Group

On January 25, 2021 (“Transaction Completion Date”), the Group acquired 70% of the rights and holdings in CPV Power Holdings LP; Competitive Power Ventures Inc.; and CPV Renewable Energy Company Inc through the limited partnership, CPV Group LP (the “Buyer”). For the year ended December 31, 2021, the Group’s consolidated results comprised results of the CPV Group from Transaction Completion Date through to year end.

On the Transaction Completion Date, in accordance with the mechanism for determination of the consideration as defined in the acquisition agreement, the Buyer paid the sellers approximately $648 million, and about $5 million for a deposit which remains in the CPV Group.

OPC partially hedged its exposure to changes in the cash flows from payments in US dollars in connection with the agreement for acquisition of the CPV Group by means of forward transactions and dollar deposits. OPC chose to designate the forward transactions as an accounting hedge. On the Transaction Completion Date, OPC recorded an amount of approximately NIS 103 million (approximately $32 million) that was accrued in a hedge capital reserve to the investment cost in the CPV Group.

The contribution of the CPV Group to the Group’s revenue and consolidated loss from the acquisition date until December 31, 2021 amounted to $51 million and $47 million, respectively.

Following the acquisition of CPV Group, the fair value of identifiable assets and liabilities as of the acquisition date had been determined to be $580 million. Accordingly, goodwill of $105 million (including goodwill arising from hedging) was recognized, which reflects the potential of future activities of CPV Group in the market in which it operates.

5.	Issuances of new shares by OPC

In October 2020, OPC published a shelf offer report for issuance of ordinary shares of NIS 0.01 par value each to the public through a uniform offer with a range of quantities by means of a tender on the price per unit and the quantity. Kenon submitted bids for participation in the tender at prices not less than the uniform price determined in the tender, and as part of the issuance it was issued 10,700,200 shares for a consideration of approximately $101 million. A total of 23,022,100 shares were issued to the public. The gross proceeds from the issuance amount to approximately NIS 737 million (approximately $217 million) and the issuance expenses amounted to approximately NIS 5 million (approximately $1 million).

In addition, in October 2020, OPC completed a private offer of 11,713,521 ordinary shares to institutional entities from the Clal group and Phoenix group. The price per ordinary share with respect to each of the offerees was NIS 29.88, which was determined through negotiations between the offerees. The gross proceeds from the issuance amount to approximately NIS 350 million (approximately $103 million) and the issuance expenses amount to approximately NIS 5 million (approximately $1 million). Following completion of the share issuances in 2020, as at December 31, 2020 Kenon registered a decrease of 8% in equity interest in OPC from 70% to 62%. Accordingly, in 2020 the Group recognized $136 million in non-controlling interests and $182 million in accumulated profits arising from changes in the Group’s proportionate share of OPC.

In February 2021, OPC issued to Altshuler Shaham Ltd. and entities managed by Altschuler Shalam (collectively, the “Offerees”), 10,300,000 ordinary shares of NIS 0.01 par value each. The price of the shares issued to the Offerees was NIS 34 per ordinary share, and the gross proceeds from the issuance was about NIS 350 million (approximately $106 million). The issuance expenses were about NIS 4 million (approximately $1 million). Accordingly, the Group recognized $63 million in non-controlling interests and $42 million in accumulated profits arising from changes in the Group’s proportionate share of OPC.

In July 2022, OPC issued to the public 9,443,800 ordinary shares of NIS0.01 par value each. The issuance was carried out by way of uniform offering with a quantity range, and a tender for the unit price and quantity. Gross issuance proceeds amounted to NIS 331 million (approximately $94 million), and issuance expenses were approximately NIS 9 million (approximately $2 million). Kenon took part in the issuance, and was issued 3,898,000 ordinary shares for a gross amount of $39 million.

In September 2022, OPC issued to qualified investors 12,500,000 ordinary shares of NIS 0.01 par value each. Gross issuance proceeds amounted to NIS 500 million (approximately $141 million), and issuance expenses were approximately NIS 6 million (approximately $1 million). Kenon did not take part in the issuance.

Following completion of the share issuances in 2022, Kenon registered a decrease of 4% in equity interest in OPC from 59% to 55%. Accordingly, the Group recognized $136 million in non-controlling interests and $58 million in accumulated profits arising from changes in the Group’s proportionate share of OPC.

6.	Rights issuance

In September 2021, OPC issued rights to purchase 13,174,419 ordinary OPC shares of NIS 0.01 per value each (hereinafter - the “Rights”), in connection with the development and expansion of OPC’s activity in the USA. The Rights were offered such that each holder of ordinary shares of OPC who held 43 ordinary shares was entitled to purchase one right unit comprising of three shares at a price of NIS 75 (NIS 25 per share). Through the deadline for exercising the rights, notices of exercise were received for the purchase of 13,141,040 ordinary shares (constituting approximately 99.7% of the total shares offered in the rights offering). The gross proceeds from the exercised rights amounted to approximately NIS 329 million (approximately $102 million).

In October 2021, Kenon exercised rights for the purchase of approximately 8 million shares for total consideration of approximately NIS 206 million (approximately $64 million), which included its pro rata share and additional rights it purchased during the rights trading period plus the cost to purchase these additional rights. As a result, Kenon now holds approximately 58.8% of the outstanding shares of OPC. Accordingly, the Group recognized $41 million in non-controlling interests and $60 million in accumulated profits arising from changes in the Group’s proportionate share of OPC.

Following completion of the share issuance as described in Note 11.5 and the above rights issuances in 2021, Kenon registered a decrease in equity interest in OPC from 59% to 55%. Accordingly, the Group recognized $104 million in non-controlling interests and $38 million in accumulated profits arising from changes in the Group’s proportionate share of OPC.

B.	The following table summarizes the information relating to the Group’s subsidiary in 2022, 2021 and 2020 that has material NCI:

	As at and for the year ended December 31,
	2022	2021	2020
	OPC Energy Ltd.	OPC Energy Ltd.	OPC Energy Ltd.
	$ Thousands
NCI percentage *	56.20%	53.14%	39.09%
Current assets	419,636	346,380	693,913
Non-current assets	2,289,101	2,141,744	1,040,400
Current liabilities	(184,418)	(230,518)	(221,975)
Non-current liabilities	(1,283,445)	(1,341,962)	(980,028)
Net assets	1,240,874	915,644	532,310
Carrying amount of NCI	697,433	486,598	208,080

Revenue	573,957	487,763	385,625
Profit/(loss) after tax	65,352	(93,898)	(12,583)
Other comprehensive income	(11,249)	74,219	(2,979)
Profit/(loss) attributable to NCI	37,007	(54,022)	(2,567)
OCI attributable to NCI	(568)	33,661	(616)
Cash flows from operating activities	62,538	119,264	104,898
Cash flows from investing activities	(328,610)	(256,200)	(643,942)
Cash flows from financing activites excluding dividends paid to NCI	285,898	311,160	489,919
Dividends paid to NCI	-	(10,214)	(12,412)
Effect of changes in the exchange rate on cash and cash equivalents	(13,545)	6,717	12,566
Net increase/(decrease) in cash and cash equivalents	6,281	170,727	(48,971)

* The NCI percentage represents the effective NCI of the Group